Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Silverstar Holdings, Ltd. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clive Kabatznik, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 15, 2008

/s/ Clive Kabatznik
Clive Kabatznik
Chief Executive Officer (Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Silverstar Holdings, Ltd. and will be retained by Silverstar Holdings, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.]

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